UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 20, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
Fourth Floor
1120 Avenue of the Americas
New York NY 10036
(Address of principal executive offices)
1-888-865-0901 ext. 322

Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Sale and Purchase Agreement to Sell Global American Investments Inc.
On April 20, 2006, pursuant to the Sale and Purchase Agreement (the “Purchase Agreement”) dated April 20, 2006 by and among Sun New Media, Inc. (the “SNMI”) and Kingston Capital Group Limited (“Kingston”), SNMI sold 100% of the issued and outstanding shares of Global American Investments Inc. to Kingston in exchange for US$40,000. The payment was satisfied by delivery of a promissory note by Kingston to pay SNMI US$40,000 in cash on or before April 29, 2006. Kingston is an arm’s length party to SNMI.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The information provided in Item 1.01 above is incorporated into this section in its entirety.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description
2.1	Form of Sale and Purchase Agreement dated April 20, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 26, 2006

SUN NEW MEDIA INC.
By:	/s/Frank Zhao
Frank Zhao
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Form of Sale and Purchase Agreement dated April 20, 2006